UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

Mesa Air Group, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

410 North 44th Street, Suite 700, Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 685-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	OTHER EVENTS.

Mesa Air Group, Inc. (“Mesa” or the “Company”) issued a press release on April 20, 2020 regarding the expected receipt of assistance from the United States Department of the Treasury (the “Treasury Department”) through the Payroll Support Program under the CARES Act. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated herein in its entirety by its reference.  On April 21, 2020, the Company received notification from the Treasury Department that its application for funds under the Payroll Support Program has been approved and that it would receive an initial payment of $30.8 million within three business days.  The remaining $61.6 million is scheduled to be paid to Mesa in four equal payments from June to September 2020.

Cautionary Statement Regarding Forward-Looking Statements:

Certain statements included in and incorporated by reference in this Current Report on Form 8-K are forward-looking, including, but not limited to, Mesa’s expectations regarding the receipt of the full amount of funds it has been approved for pursuant to the Payroll Support Program under the CARES Act, the final terms of the grant issued through such program and the CARES Act, and the prospect that Mesa may apply for other federal loans through a separate program under the CARES Act. These statements reflect the Company's current expectations and beliefs with respect to certain current and future events.  Words such as "expects," “may,” "will," "plans," "anticipates," “expects,” "remains," and "believes" and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 20, 2020, issued by Mesa Air Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Air Group, Inc.

Date: April 21, 2020	By: /s/ Brian S. Gillman
Brian S. Gillman
Executive Vice President and General Counsel